[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) RESEARCH
                         INTERNATIONAL FUND

                         ANNUAL REPORT o AUGUST 31, 1999

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 34)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
MFS' Year 2000 Readiness Disclosure ....................................... 33
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the period ended August 31, 1999, Class A shares of the Fund provided a total return of 23.53%, Class B shares 22.84%, Class C shares 22.74%, and Class I shares 24.08%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare over the same period to a 26.03% return for the Morgan Stanley Capital International
(MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged index of international stocks, and to a 24.82% return for the average international fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT DO YOU BELIEVE HAS HAD THE BIGGEST IMPACT ON THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. The Fund slightly underperformed the MSCI EAFE Index during the period for two reasons. First, for this all-capitalization portfolio, investment decisions are based on company fundamentals and valuations rather than market cap. Similar to the phenomenon experienced in the United States during the past several years, the best international equity performance has been centered on large-cap names, which hurt multicap, diversified portfolios like ours. Second, over the period we have underweighted the Asian markets, particularly Japan. Japan has had a remarkable turnaround. Since we believe that this recovery is sustainable, we have been increasing our exposure to that area over the period. On the other hand, the Fund has benefited positively from our stock selections. We continue to take advantage of market inefficiencies whenever possible. In particular, investments in telecommunications and retail, both in Europe and Japan, have added to performance.

Q. THE FUND HAS SIGNIFICANT HOLDINGS IN EUROPE. WHY?

A. The restructuring and consolidation, which has been in process in the United States over the past decade, is accelerating now in Europe. We believe this may result in improved earnings growth for European companies as they reduce headcounts, invest in technology to improve productivity, and sell noncore assets. With restructuring driving improved returns and more mergers and acquisitions likely to support stock prices, we believe Europe is an attractive area for investment.

Q. CAN YOU GIVE AN EXAMPLE OF ONE OF THESE CONSOLIDATING INDUSTRIES?

A. Financial services, our top sector, seems ideally suited to the process, since these kinds of companies can cut costs by as much as 30% to 40% through a combination of back offices, branch closures, and rationalization of the distribution network. The euro's status as the common currency is encouraging this consolidation. Although companies face considerable challenges in cross-border mergers, we believe many will be rewarded. Skandia, a Swedish financial services company, ING Groep, a Dutch insurance company, and UBS, a Swiss bank, have been among our top holdings during the past 12 months. AXA, a French insurance company new to the Fund, also is among our top holdings. All these companies have been capitalizing on the consolidation trend within the sector.

Q. JAPAN IS SHOWING SOME PROGRESS-HOW IS THE FUND INVESTING THERE?

A. We have increased our holdings in Japan to nearly 26% of the portfolio's assets, versus about 16% late this spring. Takeda Chemical, Hitachi, an electronics company, and Nippon Telephone and Telegraph are among our major holdings. For the first time, Japanese companies are not merely talking about restructuring, they are actually doing it. We see this trend continuing for many years as Japan's historically inwardly focused market opens up. At the other end of the Japanese market, small-cap companies have experienced good growth recently. Companies such as Don Quijote, one of Japan's first discount retailers and one of our largest holdings, are showing excellent growth as they benefit from the market transformation.

Q. WHAT ABOUT THE FINANCIAL SERVICES SECTOR IN JAPAN?

A. Historically, Japanese banks have been saddled with a large number of nonperforming loans that have choked off their lending. However, the banks are in the process of cleaning out these loans and recapitalizing their balance sheets with the help of the Japanese government. As these banks restructure their businesses we expect a significant improvement in profitability in the coming years. We own shares in Sakura Bank, which is undergoing this process.

Q. ARE THE EMERGING MARKET ECONOMIES SUPPORTING GROWTH?

A. Most emerging market economies are showing signs of growth after a difficult year in 1998. Financial controls have improved and currencies have stabilized, providing a platform for future growth. Nevertheless, the level of economic growth is likely to be lower than we have seen historically as these countries repair their balance sheets. Stock selection is particularly important in these countries because the liquid, well-managed companies are trading at high valuations.

Q. WHAT DISTINGUISHES MFS' APPROACH TO INTERNATIONAL MARKETS?

A. We are committed to participating in these markets, using MFS Original Research(R) to search out companies we believe will show capital appreciation. Our experienced analyst team, whose members work from offices in Boston, London, Singapore, and Tokyo, manages the Fund's stock selection. Analyzing international stocks can be more challenging than analyzing U.S. stocks because of less-frequent company reporting periods, generally poorer communication processes, and less efficient markets. However, we believe firms, such as MFS, that have global scale, resource depth, and market knowledge can turn that added complexity into good investment opportunities which can deliver significant rewards to their fund shareholders by participating in international markets.

   Looking ahead, we believe the combination of improving economic growth conditions and the favorable impact of restructuring and consolidation should lead to strong earnings growth across Europe and in Japan. We also believe relative performance of the international markets is likely to improve compared to the performance of the U.S. market.

   /s/ David A. Antonelli
       David A. Antonelli
       Director of International Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID A. ANTONELLI IS SENIOR VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE OVERSEES MFS(R) RESEARCH INTERNATIONAL FUND AND THE RESEARCH INTERNATIONAL SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. ANTONELLI IS ALSO A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   HE JOINED MFS IN 1991 AS A RESEARCH ANALYST FOLLOWING FOREIGN STOCKS, WITH A CONCENTRATION IN CONTINENTAL EUROPE. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1995, PORTFOLIO MANAGER IN 1997, AND DIRECTOR OF INTERNATIONAL EQUITY RESEARCH AND SENIOR VICE PRESIDENT IN 1999. MR. ANTONELLI IS A GRADUATE OF PENNSYLVANIA STATE UNIVERSITY AND THE WHARTON SCHOOL OF FINANCE AND COMMERCE OF THE UNIVERSITY
   OF PENNSYLVANIA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                      SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          JANUARY 2, 1997

  CLASS INCEPTION:                CLASS A  JANUARY 2, 1997
                                  CLASS B  JANUARY 2, 1998
                                  CLASS C  JANUARY 2, 1998
                                  CLASS I  JANUARY 2, 1997

  SIZE:                           $32.4 MILLION NET ASSETS AS OF AUGUST 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1999. Index information is from January 1, 1997.)

     MFS Research International
             Fund Class A             MSCI EAFE Index

1/97           $ 9,425                   $10,000
8/97            10,330                    10,476
8/98            10,735                    10,490
8/99            13,261                    13,220

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH AUGUST 31, 1999

CLASS A
                                                 1 Year                  Life*
--------------------------------------------------------------------------------
Cumulative Total Return                         +23.53%                +40.70%
--------------------------------------------------------------------------------
Average Annual Total Return                     +23.53%                +13.70%
--------------------------------------------------------------------------------
SEC Results                                     +16.43%                +11.19%
--------------------------------------------------------------------------------

CLASS B
                                                 1 Year                  Life*
--------------------------------------------------------------------------------
Cumulative Total Return                         +22.84%                +39.50%
--------------------------------------------------------------------------------
Average Annual Total Return                     +22.84%                +13.33%
--------------------------------------------------------------------------------
SEC Results                                     +18.84%                +12.42%
--------------------------------------------------------------------------------

CLASS C
                                                 1 Year                  Life*
--------------------------------------------------------------------------------
Cumulative Total Return                         +22.74%                +39.40%
--------------------------------------------------------------------------------
Average Annual Total Return                     +22.74%                +13.30%
--------------------------------------------------------------------------------
SEC Results                                     +21.74%                +13.30%
--------------------------------------------------------------------------------

CLASS I
                                                 1 Year                  Life*
--------------------------------------------------------------------------------
Cumulative Total Return                         +24.08%                +41.61%
--------------------------------------------------------------------------------
Average Annual Total Return                     +24.08%                +13.97%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                 1 Year                  Life*
--------------------------------------------------------------------------------
Average international fund**                    +24.82%                +11.39%
--------------------------------------------------------------------------------
MSCI EAFE Index+                                +26.03%                +12.95%
--------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1999. Index information is from
   January 1, 1997.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST SECTORS
FINANCIAL SERVICES                 22.3%
TECHNOLOGY                         13.9%
UTILITIES & COMMUNICATIONS         13.3%
HEALTH CARE                         9.0%
RETAILING                           8.3%

TOP 10 STOCK HOLDINGS

MANNESMANN AG  2.7%                    NTT MOBILE COMMUNICATIONS NETWORK,
German industrial and                    INC.  1.6%
telecommunications company             Japanese mobile phone company

SKANDIA FORSAKRINGS AB  2.4%           ING GROEP N.V.  1.6%
Swedish insurance company              Dutch insurance company

UBS AG  1.9%                           NESTLE S.A.  1.6%
Swiss banking and investment           Swiss diversified food conglomerate
company
                                       TELEVISION FRANCAISE  1.6%
DON QUIJOTE CO., LTD.  1.8%            French broadcasting company
Japanese discount retailer
                                       BP AMOCO PLC  1.5%
NIPPON TELEPHONE & TELEGRAPH           British oil company
  CO.  1.7%
Japanese phone company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 99.7%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
--------------------------------------------------------------------------------
Foreign Stocks - 95.5%
  Australia - 1.6%
    Cable & Wireless Optus (Telecommunications)         179,184    $    391,218
    QBE Insurance Group Ltd. (Insurance)*                35,939         128,483
                                                                   ------------
                                                                   $    519,701
--------------------------------------------------------------------------------
  Bermuda - 0.8%
    Dairy Farm International Holdings Ltd.
      (Supermarkets)                                    260,000    $    258,700
--------------------------------------------------------------------------------
  Brazil - 0.4%
    Tele Norte Leste Participacoes S.A., ADR
      (Telecommunications)                                8,255    $    132,080
--------------------------------------------------------------------------------
  Canada - 1.8%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                          14,109    $    167,544
    Aliant, Inc. (Telecommunications)*                    7,400         112,294
    Canadian National Railway Co. (Railroads)             2,412         153,313
    Toronto-Dominion Bank (Banks and Credit Cos.)         7,484         145,938
                                                                   ------------
                                                                   $    579,089
--------------------------------------------------------------------------------
  Finland - 2.3%
    Helsingin Puhelin Oyj (Telecommunications)            6,856    $    319,115
    Perlos Corp. (Electronics)*                          14,100         201,362
    Tieto Corp. (Computer Software - Systems)             6,405         216,817
                                                                   ------------
                                                                   $    737,294
--------------------------------------------------------------------------------
  France - 8.6%
    AXA (Insurance)                                       3,903    $    486,371
    Castorama-Dubois Investisse (Stores)                  1,421         371,292
    Rhone-Poulenc S.A. (Pharmaceuticals)                  9,500         461,476
    SEITA (Tobacco)                                       6,988         381,440
    Television Francaise (Entertainment)                  2,014         502,800
    Total S.A., "B" (Oils)                                3,183         410,791
    Wavecom S.A., ADR (Electronics)*                     11,478         177,909
                                                                   ------------
                                                                   $  2,792,079
--------------------------------------------------------------------------------
  Germany - 6.0%
    Fielmann AG (Retail)                                  4,076    $    162,123
    Henkel KGaA, Preferred (Chemicals)                    6,046         438,109
    HypoVereinsbank (Banks and Credit Cos.)               5,107         303,077
    Mannesmann AG (Conglomerate)                          5,677         871,986
    Porsche AG (Automotive)                                  73         184,177
                                                                   ------------
                                                                   $  1,959,472
--------------------------------------------------------------------------------
  Greece - 0.7%
    Antenna TV S.A., ADR (Broadcasting)*                  1,570    $     17,172
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                8,978         186,314
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                               2,223          38,069
                                                                   ------------
                                                                   $    241,555
--------------------------------------------------------------------------------
  Hong Kong - 1.0%
    Li & Fung Ltd. (Wholesale)                          106,000    $    339,914
--------------------------------------------------------------------------------
  Ireland - 3.1%
    Anglo Irish Bank PLC (Banks and Credit Cos.)*       173,695    $    452,694
    Bank of Ireland (Banks and Credit Cos.)*             41,048         372,131
    Elan Corp. PLC, ADR (Health Products)*                6,000         192,375
                                                                   ------------
                                                                   $  1,017,200
--------------------------------------------------------------------------------
  Italy - 2.9%
    Banca Carige S.p.A. (Banks and Credit Cos.)          20,295    $    178,193
    Mediaset S.p.A. (Entertainment)                      21,438         189,590
    San Paolo - Imi S.p.A (Banks and Credit Cos.)        23,767         319,554
    Telecom Italia Mobile S.p.A. (Telecommunications)    40,909         238,448
                                                                   ------------
                                                                   $    925,785
--------------------------------------------------------------------------------
  Japan - 25.8%
    Aeon Credit Service Co., Ltd. (Financial Services)    4,060    $    432,606
    Canon, Inc. (Special Products and Services)          12,000         351,214
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)    27,000         298,806
    Daiwa Securities Group, Inc. (Banks and Credit Cos.) 16,000         145,022
    Don Quijote Co., Ltd. (Retail)                        2,700         585,266
    East Japan Railway Co. (Railroads)                       50         303,197
    Fuji Heavy Industries, Ltd. (Automotive)             19,000         151,534
    Hitachi (Electronics)                                48,000         487,749
    Keyence Corp. (Electronics)                           1,510         343,198
    Kokusai Securities Co., Ltd. (Financial Services)     5,000          81,401
    Mikuni Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                 12,000         226,643
    Mitsubishi Motor (Automotive)                        43,000         234,006
    Mitsui Marine and Fire Insurance Co., Ltd.
     (Insurance)                                         22,000         120,931
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                             50         562,491
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                   13         216,399
    NTT Mobile Communications Network, Inc.
      (Telecommunications)*                                  32         529,748
    Rock Field Co., Ltd. (Food Products)                  3,000         175,607
    Rohm Co. (Electronics)                                2,100         418,713
    Sakura Bank Ltd. (Banks)                             88,000         466,822
    Sony Corp. (Electronics)                              1,400         181,570
    Sumitomo Bank Ltd. (Banks and Credit Cos.)           11,000         150,912
    Takeda Chemical Industries Co. (Pharmaceuticals)      8,000         402,433
    TDK Corp. (Special Products and Services)             3,000         364,934
    Terumo Corp. (Pharmaceuticals)                       15,000         480,176
    Tokyo Marine & Fire Insurance (Insurance)            27,000         318,562
    Ushio, Inc. (Electronics)                            25,000         322,404
                                                                   ------------
                                                                   $  8,352,344
--------------------------------------------------------------------------------
  Mexico - 0.9%
    Panamerican Beverages, Inc. (Food and Beverage
      Products)                                          15,392    $    289,562
--------------------------------------------------------------------------------
  Netherlands - 9.2%
    Akzo Nobel N.V. (Chemicals)                           5,353    $    249,441
    Benckiser N.V., "B" (Consumer Goods and Services)     4,571         279,488
    Equant N.V. (Computer Software - Services)*           1,864         164,149
    Fugro N.V. (Engineering)*                             8,082         268,028
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                          9,272         291,799
    IHC Caland N.V. (Marine Equipment)*                   3,492         164,568
    ING Groep N.V. (Financial Services)*                  9,626         528,490
    Koninklijke Ahrend Groep N.V. (Consumer Goods
      and Services)*                                     15,108         218,953
    Koninklijke Philips Electronics N.V. (Electronics)    3,918         404,311
    Van der Moolen Holding N.V. (Financial Services)*     2,400         147,253
    Wolters Kluwer N.V. (Publishing)*                     6,800         253,207
                                                                   ------------
                                                                   $  2,969,687
--------------------------------------------------------------------------------
  New Zealand - 0.2%
    Warehouse Group (Retail)                             20,900    $     79,975
--------------------------------------------------------------------------------
  Philippines - 0.4%
    Philippine Long Distance Telephone Co.
      (Utilities - Telephone)                             5,563    $    131,773
--------------------------------------------------------------------------------
  Portugal - 1.0%
    Banco Pinto & Sotto Mayor S.A. (Banks and
      Credit Cos.)                                       16,878    $    312,809
--------------------------------------------------------------------------------
  Singapore - 2.4%
    Datacraft Asia Ltd. (Telecommunications)             46,000    $    177,560
    DBS Bank, Ltd. (Banks and Credit Cos.)               23,260         266,658
    Hong Leong Finance Ltd. (Finance)+                   79,000         166,118
    Natsteel Electronics Ltd. (Electronics)              35,000         174,636
                                                                   ------------
                                                                   $    784,972
--------------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Telecom Corp. (Telecommunications)*             4,325    $    140,562
--------------------------------------------------------------------------------
  Spain - 2.9%
    Cortefiel S.A. (Retail)                              12,731    $    363,891
    Repsol S.A. (Oils)                                   11,152         233,111
    Telefonica S.A. (Telecommunications)*                20,645         329,774
                                                                   ------------
                                                                   $    926,776
--------------------------------------------------------------------------------
  Sweden - 5.5%
    Celsius AB (Aerospace)                               20,758    $    242,046
    Ericsson LM, "B" (Telecommunications)                11,688         377,628
    Saab AB, "B" (Aerospace)                             49,331         386,475
    Skandia Forsakrings AB (Insurance)                   37,489         764,989
                                                                   ------------
                                                                   $  1,771,138
--------------------------------------------------------------------------------
  Switzerland - 4.6%
    Barry Callebaut AG (Food and Beverage Products)         345    $     59,298
    Julius Baer Holdings (Banks and Credit Cos.)             94         290,196
    Nestle S.A. (Food and Beverage Products)                259         511,939
    UBS AG (Banks and Credit Cos.)                        2,183         616,932
                                                                   ------------
                                                                   $  1,478,365
--------------------------------------------------------------------------------
  United Kingdom - 12.6%
    BP Amoco PLC (Oils)*                                 26,562    $    492,711
    British Aerospace PLC (Aerospace)*                   47,519         346,694
    British Telecommunications PLC
      (Telecommunications)*                              19,200         294,063
    Cable & Wireless Communications PLC
      (Telecommunications)                               25,422         265,434
    Capital Radio PLC (Broadcasting)                     12,244         171,965
    Computacenter PLC (Computer - Services)              32,500         299,076
    Diageo PLC (Food and Beverage Products)*             15,300         155,318
    Freeserve Ordinary PLC (Computer Software -
      Systems)*                                           5,300          15,519
    Next PLC (Stores)                                    13,648         156,992
    Nycomed Amersham PLC (Medical and Health
      Products)                                          40,300         265,822
    Orange PLC (Telecommunications)                         600          10,131
    Reuters Group PLC (Business Services)                23,011         338,179
    Sema Group PLC (Computer Software - Systems)         32,356         351,367
    Tesco PLC (Retail)*                                  65,000         192,413
    Vodafone Group PLC (Telecommunications)               1,570         314,883
    Zeneca Group PLC (Medical and Health Products)       10,071         399,385
                                                                   ------------
                                                                   $  4,069,952
--------------------------------------------------------------------------------
  Venezuela - 0.4%
    C.A. La Electricidad de Caracas, ADR
      (Utilities - Electric)                              8,114    $    115,624
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 30,926,408
--------------------------------------------------------------------------------
U.S. Stocks - 4.2%
  Advertising - 0.5%
    Young & Rubicam, Inc.                                 3,574    $    159,490
--------------------------------------------------------------------------------
  Computer Software - Systems
    Liberate Technologies, Inc.*                             75    $      1,978
--------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Jefferson Smurfit Corp.                              67,733    $    192,875
--------------------------------------------------------------------------------
  Medical and Health Products - 1.2%
    Pharmacia & Upjohn, Inc.                              7,452    $    389,367
--------------------------------------------------------------------------------
  Oils - 1.4%
    Atlantic Richfield Co.                                5,100    $    448,481
--------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Global TeleSystems Group, Inc.*                       4,818    $    155,681
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $  1,347,872
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $29,663,051)                        $ 32,274,280
--------------------------------------------------------------------------------

Short-Term Obligations - 0.9%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 9/01/99 at
      Amortized Cost                                    $   300    $    300,000
--------------------------------------------------------------------------------

Other Short-Term Obligations - 8.0%
--------------------------------------------------------------------------------
                                                         SHARES
--------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $2,597,930)                     2,597,930  $  2,597,930
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $32,560,981)                   $ 35,172,210

Other Assets, Less Liabilities - (8.6%)                              (2,800,080)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $ 32,372,130
--------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $32,560,981)              $35,172,210
  Cash                                                                   12,014
  Foreign currency, at value (identified cost, $42,848)                  44,347
  Receivable for Fund shares sold                                        56,661
  Receivable for investments sold                                        91,791
  Interest and dividends receivable                                      46,006
  Other assets                                                            1,612
                                                                    -----------
      Total assets                                                  $35,424,641
                                                                    -----------
Liabilities:
  Payable for Fund shares reacquired                                $   104,886
  Payable for investments purchased                                     328,797
  Collateral for securities loaned, at value                          2,597,930
  Payable to affiliates -
    Management fee                                                        2,696
    Distribution and service fee                                         17,122
  Accrued expenses and other liabilities                                  1,080
                                                                    -----------
      Total liabilities                                             $ 3,052,511
                                                                    -----------
Net assets                                                          $32,372,130
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $29,065,679
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      2,612,898
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                   662,088
  Accumulated undistributed net investment income                        31,465
                                                                    -----------
      Total                                                         $32,372,130
                                                                    ===========
Shares of beneficial interest outstanding                            2,604,986
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $16,839,046 / 1,350,364 shares of
     beneficial interest outstanding)                                  $12.47
                                                                       ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                        $13.23
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $10,683,419 / 863,519 shares of
     beneficial interest outstanding)                                  $12.37
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,802,274 / 307,647 shares of beneficial
     interest outstanding)                                             $12.36
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,047,391 / 83,456 shares of beneficial
     interest outstanding)                                             $12.55
                                                                       ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   374,856
    Interest                                                             55,861
    Foreign taxes withheld                                              (42,208)
                                                                    -----------
      Total investment income                                       $   388,509
                                                                    -----------
  Expenses -
    Management fee                                                  $   196,720
    Shareholder servicing agent fee                                      21,829
    Distribution and service fee (Class A)                               34,736
    Distribution and service fee (Class B)                               67,301
    Distribution and service fee (Class C)                               19,215
    Administrative fee                                                    2,553
    Custodian fee                                                        42,319
    Printing                                                             34,759
    Postage                                                               7,555
    Auditing fees                                                        47,499
    Legal fees                                                            3,588
    Registration fees                                                    44,235
    Miscellaneous                                                        10,944
                                                                    -----------
      Total expenses                                                $   533,253
    Fees paid indirectly                                                 (3,482)
    Reduction of expenses by investment adviser                        (142,842)
                                                                    -----------
      Net expenses                                                  $   386,929
                                                                    -----------
        Net investment income                                       $     1,580
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $   679,170
    Foreign currency transactions                                       (14,105)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $   665,065
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $ 3,692,707
    Translation of assets and liabilities in foreign currencies           1,984
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 3,694,691
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $ 4,359,756
                                                                    -----------
          Increase in net assets from operations                    $ 4,361,336
                                                                    ===========
See notes to financial statements.

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1999                       1998
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $      1,580              $      9,828
  Net realized gain on investments and foreign currency
    transactions                                                      665,065                   193,471
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            3,694,691                (1,033,460)
                                                                 ------------              ------------
    Increase (decrease) in net assets from operations            $  4,361,336              $   (830,161)
                                                                 ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $     (5,023)             $     (5,588)
  From net investment income (Class B)                                   (630)                     --
  From net investment income (Class C)                                   (186)                     --
  From net investment income (Class I)                                 (1,934)                   (5,193)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                           (103,796)                 (125,647)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (70,643)                     --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                            (19,022)                     --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                            (17,130)                 (116,751)
                                                                 ------------              ------------
    Total distributions declared to shareholders                 $   (218,364)             $   (253,179)
                                                                 ------------              ------------
Net increase in net assets from Fund share transactions          $ 19,419,365              $  7,557,045
                                                                 ------------              ------------
      Total increase in net assets                               $ 23,562,337              $  6,473,705
Net assets:
  At beginning of period                                            8,809,793                 2,336,088
                                                                 ------------              ------------
At end of period (including accumulated undistributed net
  investment income of $31,465 and $6,724, respectively)         $ 32,372,130              $  8,809,793
                                                                 ============              ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,           PERIOD ENDED
                                                      ----------------------------------             AUGUST 31,
                                                             1999                  1998                   1997*
---------------------------------------------------------------------------------------------------------------
                                                          CLASS A
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $10.24                $10.95                 $10.00
                                                            ------                ------                 ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.03                $ 0.03                 $ 0.06
  Net realized and unrealized gain on investments
    and foreign currency                                      2.36                  0.35                   0.89
                                                            ------                ------                 ------
      Total from investment operations                      $ 2.39                $ 0.38                 $ 0.95
                                                            ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                                $(0.01)               $(0.05)                $ --
  From net realized gain on investments and
    foreign currency transactions                            (0.15)                (1.04)                  --
                                                            ------                ------                 ------
      Total distributions declared to
        shareholders                                        $(0.16)               $(1.09)                $ --
                                                            ------                ------                 ------
Net asset value - end of period                             $12.47                $10.24                 $10.95
                                                            ======                ======                 ======
Total return(+)                                              23.53%                 3.92%                  9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.72%                 1.76%                  1.68%+
  Net investment income                                       0.27%                 0.28%                  0.71%+
Portfolio turnover                                             136%                   89%                   137%
Net assets at end of period (000 omitted)                  $16,839                $3,741                 $1,314

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the
    Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived and actual expenses had been over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                   $(0.05)               $(0.19)                $(0.01)
      Ratios (to average net assets):
        Expenses##                                            2.45%                 3.99%                  3.31%+
        Net investment loss                                  (0.46)%               (1.94)%                (0.91)%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August
    31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

----------------------------------------------------------------------------
                                             YEAR ENDED         PERIOD ENDED
                                             AUGUST 31,           AUGUST 31,
                                                   1999                1998*
----------------------------------------------------------------------------
                                                CLASS B
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.21               $ 9.93
                                                 ------               ------
Income from investment operations# -
  Net investment loss(S)                         $(0.04)              $(0.03)
  Net realized and unrealized gain on
    investments and foreign currency               2.35                 0.31
                                                 ------               ------
      Total from investment operations           $ 2.31               $ 0.28
                                                 ------               ------
Less distributions declared to shareholders -
  From net investment income                     $(0.00)+++           $ --
  From net realized gain on investments and
    foreign currency transactions                 (0.15)                --
                                                 ------               ------
      Total distributions declared to shareholders                         $
                                                 $(0.15)                --
                                                 ------               ------
Net asset value - end of period                  $12.37               $10.21
                                                 ======               ======
Total return                                      22.84%                2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       2.37%                2.41%+
  Net investment loss                             (0.36)%              (0.29)%+
Portfolio turnover                                  136%                  89%
Net assets at end of period (000 omitted)        $10,683              $3,141

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                        $(0.12)              $(0.24)
      Ratios (to average net assets):
        Expenses##                                 3.10%                4.56%+
        Net investment loss                       (1.09)%              (2.43)%+
  * For the period from the inception of Class B, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

----------------------------------------------------------------------------
                                              YEAR ENDED        PERIOD ENDED
                                              AUGUST 31,          AUGUST 31,
                                                    1999               1998*
----------------------------------------------------------------------------
                                                CLASS C
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.21               $ 9.93
                                                 ------               ------
Income from investment operations# -
  Net investment loss(S)                         $(0.04)              $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency               2.34                 0.29
                                                 ------               ------
      Total from investment operations           $ 2.30               $ 0.28
                                                 ------               ------
Less distributions declared to shareholders -
  From net investment income                     $(0.00)+++           $ --
  From net realized gain on investments and
    foreign currency transactions                 (0.15)                --
                                                 ------               ------
      Total distributions declared to
        shareholders                             $(0.15)              $ --
                                                 ------               ------
Net asset value - end of period                  $12.36               $10.21
                                                 ======               ======
Total return                                      22.74%                2.82%++
Ratios (to average net assets)/ Supplemental data(S):
  Expenses##                                       2.37%                2.40%+
  Net investment loss                             (0.33)%              (0.10)%+
Portfolio turnover                                  136%                  89%
Net assets at end of period (000 omitted)        $3,802               $  729
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                        $(0.12)              $(0.22)
      Ratios (to average net assets):
        Expenses##                                 3.10%                4.55%+
        Net investment loss                       (1.06)%              (2.24)%+
  * For the period from the inception of Class C, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,           PERIOD ENDED
                                                      ----------------------------------             AUGUST 31,
                                                              1999                  1998                  1997*
---------------------------------------------------------------------------------------------------------------
                                                           CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $10.26                $10.95                 $10.00
                                                            ------                ------                 ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.05                $ 0.06                 $ 0.07
  Net realized and unrealized gain on investments
    and foreign currency                                      2.42                  0.34                   0.88
                                                            ------                ------                 ------
      Total from investment operations                      $ 2.47                $ 0.40                 $ 0.95
                                                            ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                                $(0.02)               $(0.05)                $ --
  From net realized gain on investments and
    foreign currency transactions                            (0.16)                (1.04)                  --
                                                            ------                ------                 ------
      Total distributions declared to
        shareholders                                        $(0.18)               $(1.09)                $ --
                                                            ------                ------                 ------
Net asset value - end of period                             $12.55                $10.26                 $10.95
                                                            ======                ======                 ======
Total return                                                 24.08%                 4.13%                  9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.37%                 1.40%                  1.68%+
  Net investment income                                       0.47%                 0.53%                  0.85%+
Portfolio turnover                                             136%                   89%                   137%
Net assets at end of period (000 omitted)                   $1,047                $1,199                 $1,022
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and service fees, at not more than 0.40% of average daily net assets. For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the Fund at not more than
    1.75% of the Fund's average daily net assets. The investment adviser and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived and actual expenses had been over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                   $(0.03)               $(0.15)                $ --
      Ratios (to average net assets):
        Expenses##                                            2.10%                 3.55%                  2.81%+
        Net investment loss                                  (0.26)%               (1.61)%                (0.28)%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August
    31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research International Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 1999, the value of securities loaned was $2,580,360. These loans were collateralized by cash of $2,597,930 and U.S. Treasury securities of $90,511. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, $14,106 and $30,934 was reclassified to accumulated undistributed net realized gain on investments and foreign currency transactions and accumulated undistributed net investment income from paid-in capital due to differences between book and tax accounting for currency transactions and Passive Foreign Investment Companies. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $222,824.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $28,793 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,005, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6, and $1, for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $71, $11,084, and $1,873 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $44,923,858 and $25,616,736, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $32,789,463
                                                                    -----------
Gross unrealized appreciation                                       $ 3,476,058
Gross unrealized depreciation                                        (1,093,311)
                                                                    -----------
    Net unrealized appreciation                                     $ 2,382,747
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1999       YEAR ENDED AUGUST 31, 1998
                                     --------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                               1,418,503     $  15,861,961        470,158      $  5,458,261
Shares issued to shareholders in
  reinvestment of distributions               9,757           104,402         12,095           114,270
Shares reacquired                          (443,305)       (5,020,037)      (236,784)       (2,697,790)
                                          ---------      ------------       --------      ------------
    Net increase                            984,955      $ 10,946,326        245,469      $  2,874,741
                                          =========      ============       ========      ============

Class B Shares
                                           YEAR ENDED AUGUST 31, 1999    PERIOD ENDED AUGUST 31, 1998*
                                      -------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 802,162      $  8,858,974        370,461       $ 4,311,689
Shares issued to shareholders in
  reinvestment of distributions               6,545            69,831             19               225
Shares reacquired                          (252,900)       (2,765,499)       (62,768)         (674,423)
                                          ---------      ------------       --------       -----------
    Net increase                            555,807      $  6,163,306        307,712       $ 3,637,491
                                          =========      ============       ========      ============

Class C Shares
                                           YEAR ENDED AUGUST 31, 1999    PERIOD ENDED AUGUST 31, 1998*
                                      -------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 293,111      $  3,297,967         92,989      $  1,074,271
Shares issued to shareholders in
  reinvestment of distributions               1,735            18,473        --               --
Shares reacquired                           (58,626)         (642,674)       (21,562)         (257,534)
                                          ---------      ------------       --------       -----------
    Net increase                            236,220      $  2,673,766         71,427        $  816,737
                                          =========      ============       ========      ============

Class I Shares
                                           YEAR ENDED AUGUST 31, 1999       YEAR ENDED AUGUST 31, 1998
                                      -------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                  20,210        $  228,697         42,939        $  476,825
Shares issued to shareholders in
  reinvestment of distributions               1,775            19,062         12,558           117,015
Shares reacquired                           (55,359)         (611,792)       (32,032)         (365,764)
                                          ---------      ------------       --------       -----------
    Net increase (decrease)                 (33,374)      $  (364,033)        23,465        $  228,076
                                          =========      ============       ========      ============

* For the period from the inception of Class B and Class C, January 2, 1998, through August 31, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $144.

(7) Financial Instruments
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting .51% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by the Trustees.

                              DATE OF     SHARE/PAR
DESCRIPTION               ACQUISITION        AMOUNT        COST         VALUE
-----------------------------------------------------------------------------
Hong Leong Finance   1/15/96 - 4/8/99        79,000    $122,946      $166,118

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund, including the schedule of portfolio investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.

                                              /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $72,600 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED AUGUST 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 0.37%.

   FOR THE YEAR ENDED AUGUST 31, 1999, INCOME FROM FOREIGN SOURCES WAS $346,933, AND FOREIGN TAXES WITHHELD WERE $42,208.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) RESEARCH INTERNATIONAL FUND

TRUSTEES                                                ASSISTANT TREASURERS
                                                        Mark E. Bradley*
Richard B. Bailey* - Private Investor; Former           Ellen Moynihan*
Chairman and Director (until 1991), MFS Investment      James O. Yost*
Management
                                                        SECRETARY
Marshall N. Cohan - Private Investor                    Stephen E. Cavan*

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      ASSISTANT SECRETARY
Brigham and Women's Hospital; Professor of              James R. Bordewick, Jr.*
Surgery, Harvard Medical School
                                                        CUSTODIAN
The Hon. Sir J. David Gibbons, KBE - Chief              State Street Bank and Trust Company
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                        AUDITORS
                                                        Ernst & Young LLP
Abby M. O'Neill - Private Investor
                                                        INVESTOR INFORMATION
Walter E. Robb, III - President and Treasurer,          For MFS stock and bond market outlooks, call toll
Benchmark Advisors, Inc.; President, Benchmark          free: 1-800-637-4458 anytime from a touch-tone
Consulting Group, Inc.                                  telephone.

Arnold D. Scott* - Senior Executive                     For information on MFS mutual funds, call your
Vice President, Director, and Secretary,                financial consultant or, for an information kit,
MFS Investment Management                               call toll free: 1-800-637-2929 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time (or leave a
Jeffrey L. Shames* - Chairman, Chief                    message anytime).
Executive Officer, and Director,
MFS Investment Management                               INVESTOR SERVICE
                                                        MFS Service Center, Inc.
J. Dale Sherratt - President, Insight                   P.O. Box 2281
Resources, Inc.; Managing General Partner,              Boston, MA 02107-9906
Wellfleet Investments; Chief Executive
Officer, Cambridge Nutraceuticals                       For general information, call toll free:
                                                        1-800-225-2606 any business day from
Ward Smith - Former Chairman (until 1994), NACCO        8 a.m. to 8 p.m. Eastern time.
Industries
                                                        For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                      toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                     your phone must be equipped with a
Boston, MA 02116-3741                                   Telecommunications Device for the Deaf.)

DISTRIBUTOR                                             For share prices, account balances, and exchanges,
MFS Fund Distributors, Inc.                             call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                     anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
DIRECTOR OF INTERNATIONAL                               www.mfs.com
EQUITY RESEARCH
David A. Antonelli*

TREASURER
W. Thomas London*


*Affiliated with the Investment Adviser

MFS(R) RESEARCH INTERNATIONAL FUND                                  ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                               MRI-2  10/99  9M  99/299/399/899